Exhibit 99.1

NEWS RELEASE

	Contacts:	Dave Holeman, CFO
Gexa Corp.
713-470-0405

Ken Dennard / ksdennard@drg-e.com
Karen Roan / kcroan@drg-e.com
FOR IMMEDIATE RELEASE		DRG&E / 713-529-6600

GEXA ISSUES CORRECTION TO SHAREHOLDER MERGER
INFORMATION PROVIDED IN TOLL FREE NUMBER

HOUSTON – JUNE 6, 2005 – Gexa Corp. (NASDAQ: GEXA), a leading Texas retail electricity provider, today announced the following statement.

In connection with our proposed merger with an indirect wholly-owned subsidiary of FPL Group, Inc. (“FPL Group”), Gexa has recently discovered that shareholders calling Gexa’s toll free number related to the merger may have received erroneous information regarding the 10-day average FPL Group common stock closing price and preliminary calculations of the amount of FPL Group common stock to be received by such shareholders in the merger.  Gexa promptly corrected the erroneous information available through the toll free number.  Shareholders are advised to contact the toll free number at (877) 229-9284 to update or correct any information they may have previously received through Gexa’s toll free line.

About Gexa Corp.:  Gexa Corp. (d/b/a Gexa Energy) is a retail electricity provider currently serving residential and commercial customers in Texas and Massachusetts. The Company offers customers in restructured retail energy markets competitive prices, pricing choices, and customer friendly service.

Forward Looking Statements:

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of existing capital sources, our ability to raise additional capital to fund future operations, our assumptions regarding the competitive restructuring and deregulation of the electricity market, our competition from utility companies, our dependence on the services of certain key personnel and our ability to manage our growth successfully. In particular, careful consideration should be given to cautionary statements made in the various reports Gexa Corp. files with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.

Additional Information on Transaction:

FPL Group has filed a registration statement on Form S-4 (File No. 333-124438), including a proxy statement of Gexa Corp. (“Gexa”) and FPL Group’s prospectus and other relevant documents with the Securities and Exchange Commission (“SEC”) concerning the proposed transaction. You are urged to read the registration statement containing the proxy statement/prospectus (including all amendments and supplements) and any other relevant documents filed or that will be filed with the SEC because they contain or will contain important information about FPL Group, GEXA and the proposed transaction.

You may obtain the registration statement containing the proxy statement/prospectus and the other documents, as well as other filings containing information about FPL Group and Gexa, free of charge at the SEC’s web site, www.sec.gov. In addition, they may also be obtained for free from FPL Group by directing a request to FPL Group, Inc. 700 Universe Blvd., Juno Beach, Florida, 33408, Attention: Investor Relations and from GEXA by directing a request to GEXA Corp., 20 Greenway Plaza, Suite 600, Houston, Texas, 77046, Attention: Dave Holeman.

FPL Group, GEXA and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of GEXA in connection with the transaction. Information about the direct or indirect interests of FPL Group is set forth in its report on Schedule 13D filed with the SEC. Information about the directors and executive officers of FPL Group is set forth in its proxy statement for its 2005 annual meeting of shareholders and its annual report on Form 10-K for the fiscal year ended 2004 and information about the directors and executive officers of GEXA and their ownership of GEXA stock is set forth in the report on Form 10-K/A of GEXA filed April 29, 2005, the ownership reports of such persons on Schedule 13D and Forms 3 and 4 filed with the SEC and in the registration statement and the proxy statement/prospectus. You may obtain additional information regarding the interests of such potential participants by reading the proxy statement/prospectus and other relevant documents filed with the SEC.

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